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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                 March 19, 2002




                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                          333-60778                        75-2795365
(State or Other                      (Commission                    (I.R.S. Employer
Jurisdiction of                      File Number)                 Identification No.)
 Incorporation)
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                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following Exhibits are filed herewith

         99.1     Press Release.


ITEM 9.  REGULATION FD DISCLOSURE

         On March 19, 2002, Dresser, Inc., a Delaware corporation, issued a press release announcing a $200 million senior subordinated note offering. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        DRESSER, INC.


Date:   March 19, 2002                  By:  /s/   Patrick M. Murray
                                                   Patrick M. Murray
                                               President, Chief Executive
                                                        Officer



                                             /s/   James A. Nattier
                                                   James A. Nattier
                                                Executive Vice President
                                                 Chief Financial Officer



                                             /s/   Dale B. Mikus
                                                   Dale B. Mikus
                                                Vice President - Finance and
                                                Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit No.                         Description
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99.1                                Press Release.


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